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                                                      EXHIBIT 10.2

AETNA      151 Farmington Avenue, RE6A     Alfred P. Quirk, Jr.
           Hartford, CT  06156             Vice President, Finance
                                           (860) 273-1322
                                           Fax: (806) 273-1314



October 22, 1996


Jerry J. Fall
Morgan Guaranty Trust Company of New York
60 Wall Street, 23rd Floor
New York, NY  10019


Dear Jerry,

Pursuant to Section 2.07(c) of the $2.5 billion Credit Agreement (the "Credit Agreement") dated as of June 28, 1996, among Aetna Life and Casualty Company (renamed Aetna Services, Inc) as the Borrower and Aetna Inc. as Guarantor, the Banks listed therein and Morgan Guaranty Trust Company of New York, as Administrative Agent, the Borrower hereby requests the ratable reduction of the outstanding Commitments by $1 billion. Following this reduction, the remaining outstanding Commitments under the Credit Agreement shall be $1.5 billion.

As provided in Section 2.07(c), this reduction shall be effective three Domestic Business Days from the date hereof.

Capitalized terms used in this letter shall have the meanings as set forth in the Credit Agreement.



Sincerely,


/s/ Alfred P. Quirk, Jr.
________________________
       (Signature)
Alfred P. Quirk, Jr.